EXHIBIT 10


ERNST & YOUNG LLP      One Houston Center            Phone: 713 750 1500
                       Suite 2400                    Fax:   713 750 1501
                       1221 McKinney Street
                       Houston, Texas 77010-2007



                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our reports dated January 31, 1997, as to American General Life Insurance Company Separate Account A, and March 20, 1997, as to American General Life Insurance Company, in Post-Effective Amendment No.6 to the Registration Statement (Form N-4 No. 33-44745) of American General Life Insurance Company Separate Account A.


                                                      /s/ERNST & YOUNG LLP

                                                      ERNST & YOUNG LLP


Houston, Texas
April 14, 1997



      Ernst & Young LLP is a member of Ernst & Young International, Ltd.